OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2016
OTHER CURRENT LIABILITIES [Abstract]
OTHER CURRENT LIABILITIES (Restated)

24.	OTHER CURRENT LIABILITIES

(in thousands of $)	2016	2015
Deferred drydocking, operating cost and charterhire revenue	1,036	1,327
Mark-to-market interest rate swaps valuation (see note 30)	1,470	4,597
Mark-to-market currency swaps valuation (see note 30)	993	—
Mark-to-market equity swaps valuation (see note 30)	56,763	81,581
Guarantees issued to Golar Partners (see note 31)	5,064	6,096
Dividends payable	5,047	40,466
Other	8,610	14,010
	78,983	148,077

As of December 31, 2016, included within "Other" is $6.5 million due to Keppel (see note 25).